EX-99.B13.             Calculation of Performance Information


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

EX-99.B13
Exhibit 13
                          FIRST VARIABLE ANNUITY FUND A
                   CALCULATION OF ARDC PERFORMANCE INFORMATION

          Prime Money Fund II/ Fund A Yield Calculations as of 12/31/96

     Seven Day Yield

   12/31/96 Unit Price          15.221                (A)
   12/24/96 Unit Price          15.209                (B)

        Difference              0.012                 (C)

  Base Return (C)/(B)      0.000814849

Annualized Base Return = (C)/(B) * 365/7             4.25%
                     =

    Effective Yield = (1+Base Return) ^              4.34%
               (365/7) -1 =

            Total Return on Fund A Portfolios over respective periods
      Formula                P*(1+T) ^ N = ERV T = ((ERV/P) ^ 1/N) -1

    Policy Issue Fee             0
  Ann Contract Mnt Chg           0
  Inception Date Prime        5/27/87
 Money Fund II Division
Inception Date U.S. Govt      5/27/87
     Bond Division
 Inception Date Matrix        6/16/88
    Equity Division
  Inception Date World        6/16/88
    Equity Division
Inception Date Multiple        5/5/87
  Strategies Division
  Inception Date High          6/1/87
  Income Bond Division
    Surrender Charge             0

     PRIME MONEY FUND II DIVISION

                 ONE YEAR                                   FIVE YEARS                           START OF PORTFOLIO
      Unit Price EOP            15.221           Unit Price EOP           15.221           Unit Price EOP            15.221
      Unit Price BOP            14.671           Unit Price BOP           13.203           Unit Price BOP                10

     Accum Value EOP            1,037.48        Accum Value EOP           1,152.82         Accum Value EOP         1,522.10
     Surrender Charge               -           Surrender Charge             -            Surrender Charge                -
   Ann Contract Charge              -         Ann Contract Charge             -          Ann Contract Charge              -
     Surrender Value            1,037.48        Surrender Value           1,152.82         Surrender Value         1,522.10
       Total Return             3.748%            Total Return            2.885%            Total Return             4.478%


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

     GROWTH DIVISION

                 ONE YEAR                                   FIVE YEARS                           START OF PORTFOLIO
      Unit Price EOP           216.086           Unit Price EOP           216.086          Unit Price EOP           216.086
      Unit Price BOP           173.489           Unit Price BOP           131.706          Unit Price BOP             63.52

     Accum Value EOP           1,245.53         Accum Value EOP          1,640.67          Accum Value EOP         3,401.86
     Surrender Charge             -             Surrender Charge             -            Surrender Charge                -
   Ann Contract Charge            -           Ann Contract Charge            -           Ann Contract Charge              -
     Surrender Value           1,245.53         Surrender Value          1,640.67          Surrender Value         3,401.86
       Total Return            24.553%            Total Return            10.409%           Total Return            11.773%

     MULTIPLE STRATEGIES

         ONE YEAR                                  FIVE YEARS                                    START OF PORTFOLIO

      Unit Price EOP            24.728           Unit Price EOP           24.728           Unit Price EOP            24.728
      Unit Price BOP            21.106           Unit Price BOP           15.093           Unit Price BOP                10

     Accum Value EOP           1,171.62         Accum Value EOP          1,638.36          Accum Value EOP         2,472.80
     Surrender Charge              -            Surrender Charge             -            Surrender Charge                -
   Ann Contract Charge             -          Ann Contract Charge            -           Ann Contract Charge              -
     Surrender Value           1,171.62         Surrender Value          1,638.36          Surrender Value         2,472.80
       Total Return            17.162%            Total Return            10.378%           Total Return             9.901%

     U.S. GOVERNMENT BOND

         ONE YEAR                                  FIVE YEARS                                    START OF PORTFOLIO

      Unit Price EOP            19.615           Unit Price EOP           19.615           Unit Price EOP            19.615
      Unit Price BOP            19.356           Unit Price BOP           14.842           Unit Price BOP                10

     Accum Value EOP           1,013.37         Accum Value EOP          1,321.55          Accum Value EOP         1,961.50
     Surrender Charge             -             Surrender Charge             -            Surrender Charge                -
   Ann Contract Charge            -           Ann Contract Charge            -           Ann Contract Charge              -
     Surrender Value           1,013.37         Surrender Value          1,321.55          Surrender Value         1,961.50
       Total Return             1.337%            Total Return            5.734%            Total Return             7.270%

     HIGH INCOME BOND

         ONE YEAR                                  FIVE YEARS                                    START OF PORTFOLIO

      Unit Price EOP            23.233           Unit Price EOP           23.233           Unit Price EOP            23.233
      Unit Price BOP            20.543           Unit Price BOP           14.545           Unit Price BOP                10

     Accum Value EOP           1,130.96         Accum Value EOP           1,597.36         Accum Value EOP         2,323.30
     Surrender Charge             -             Surrender Charge             -            Surrender Charge                -
   Ann Contract Charge            -           Ann Contract Charge            -           Ann Contract Charge              -
     Surrender Value           1,130.96         Surrender Value           1,597.36        Surrender Value          2,323.30
       Total Return            13.096%            Total Return            9.060%            Total Return             9.188%

     MATRIX EQUITY


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

         ONE YEAR                                  FIVE YEARS                                    START OF PORTFOLIO
      Unit Price EOP            26.618           Unit Price EOP           26.618           Unit Price EOP            26.618
      Unit Price BOP            25.702           Unit Price BOP           16.994           Unit Price BOP                10

     Accum Value EOP           1,035.65         Accum Value EOP          1,566.28          Accum Value EOP         2,661.80
     Surrender Charge             -             Surrender Charge             -            Surrender Charge                -
   Ann Contract Charge            -           Ann Contract Charge            -           Ann Contract Charge              -
     Surrender Value           1,035.65         Surrender Value          1,566.28          Surrender Value         2,661.80
       Total Return             3.565%            Total Return            9.389%            Total Return            12.132%

       WORLD EQUITY

         ONE YEAR                                  FIVE YEARS                                    START OF PORTFOLIO

      Unit Price EOP            18.415           Unit Price EOP           18.415           Unit Price EOP            18.415
      Unit Price BOP            16.554           Unit Price BOP           10.938           Unit Price BOP                10

     Accum Value EOP           1,112.40         Accum Value EOP          1,683.57          Accum Value EOP         1,841.50
     Surrender Charge             -             Surrender Charge             -            Surrender Charge                -
   Ann Contract Charge            -           Ann Contract Charge            -           Ann Contract Charge              -
     Surrender Value           1,112.40         Surrender Value          1,683.57          Surrender Value         1,841.50
       Total Return            11.240%            Total Return            10.980%           Total Return             7.402%

             SMALL CAP GROWTH

         ONE YEAR                                                                                START OF PORTFOLIO

      Unit Price EOP            10.134                                                     Unit Price EOP            10.134
      Unit Price BOP              10                                                       Unit Price BOP                10

     Accum Value EOP           1,013.40                                                    Accum Value EOP         1,013.40
     Surrender Charge             -                                                       Surrender Charge                -
   Ann Contract Charge            -                                                      Ann Contract Charge              -
     Surrender Value           1,013.40                                                    Surrender Value         1,013.40
       Total Return             1.340%                                                      Total Return             1.340%

              GROWTH & INCOME

         ONE YEAR                                                                                START OF PORTFOLIO

      Unit Price EOP            9.268                                                      Unit Price EOP             9.268
      Unit Price BOP              10                                                       Unit Price BOP                10

     Accum Value EOP            926.80                                                     Accum Value EOP           926.80
     Surrender Charge              -                                                      Surrender Charge                -
   Ann Contract Charge             -                                                     Ann Contract Charge              -
     Surrender Value            926.80                                                     Surrender Value           926.80
       Total Return            -7.320%                                                      Total Return            -7.320%


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